Principal Funds, Inc.
Supplement dated August 30, 2019
to the 497 dated August 23, 2019
This supplement updates information currently in the 497. Please retain this supplement for future reference.

THE REORGANIZATION
Delete the last sentence in the twelfth paragraph and replace with the following:
As of April 30, 2019, the estimated taxable gain to the Acquired Fund, which will be distributed to shareholders prior to the closing of the Reorganization, would be, net of estimated expenses and brokerage commissions, approximately $67,107,000 ($0.68 per share) on a U.S. GAAP basis.

FEDERAL INCOME TAX CONSEQUENCES
In the Capital Gains from Disposition of Portfolio Securities section, delete the last sentence and replace with the following:
As of April 30, 2019, the estimated taxable gain (net of estimated expenses and brokerage commissions) would be approximately $67,107,000 ($0.68 per share) on a U.S. GAAP basis.

CAPITALIZATION
Delete the section and replace with the following:
CAPITALIZATION
The following tables show, as of June 30, 2019: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of June 30, 2019, the Acquired Fund had eight outstanding classes of shares; Class A, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. As of June 30, 2019, the Acquiring Fund had nine outstanding classes of shares; Class A, Class J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6.

The Acquired Fund shareholders will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees the Acquired Fund shareholders will pay are expected to total $60,500. The Acquired Fund shareholders will also pay any trading costs associated with the sale and purchase of any portfolio securities to reposition the Acquired Fund. The brokerage commissions are estimated to be approximately $72,000.

LARGECAP GROWTH FUND (Acquired Fund)
	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Class A	$385,624	$5.86	65,753
Class J	79,994	5.09	15,720
Institutional	36,541	6.55	5,582
R-1	3,691	5.12	721
R-2	1,169	5.41	216
R-3	5,535	6.78	817
R-4	4,701	6.77	695
R-5	40,913	6.64	6,166
	$558,168		95,670
LARGECAP GROWTH FUND I (Acquiring Fund)
	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Class A	$47,553	$15.20	3,129
Class J	199,397	12.66	15,754
Institutional	2,332,856	15.75	148,116
R-1	7,763	13.17	589
R-2	8,735	12.82	681
R-3	96,796	14.12	6,856
R-4	86,701	14.45	6,001
R-5	276,134	15.09	18,297
R-6	5,949,577	15.74	378,005
	$9,005,512		577,428

Reduction in net assets and decrease in net asset values per share of the Acquired Fund to reflect the estimated expenses and brokerage commissions of the Reorganization
Class A	$(91)	$0.00	(16)
Class J	(19)	0.00	(4)
Institutional	(9)	0.00	(1)
R-1	(1)	0.00	0	**
R-2	-	-	-	**
R-3	(1)	0.00	0	**
R-4	(1)	0.00	0	**
R-5	(10)	0.00	(2)
	$(132)		(23)
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund
Class A			(40,382)
Class J			(9,401)
Institutional			(3,263)
R-1			(441)
R-2			(125)
R-3			(425)
R-4			(370)
R-5			(3,455)
			(57,862)

LARGECAP GROWTH FUND I (Acquiring Fund) (pro forma assuming Reorganization)
	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Class A	$433,086	$15.20	28,484
Class J	279,372	12.66	22,069
Institutional	2,369,388	15.75	150,434
R-1	11,453	13.17	869
R-2	9,904	12.82	772
R-3	102,330	14.12	7,248
R-4	91,401	14.45	6,326
R-5	317,037	15.09	21,007
R-6	5,949,577	15.74	378,005
	$9,563,548		615,214
** Less than 500 shares.

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